SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                       December 18, 1995



                     STERLING CHEMICALS, INC.
     (Exact name of registrant as specified in its charter)




        Delaware                1-10059              76-0185186
 (State of Incorporation) (Commission File Number)    (IRS Employer
                                                    Identification No.)


            1200 Smith Street, Suite 1900
            Houston, Texas                      77002- 4312
      (Address of principal executive offices)   (Zip Code)



          Registrant's telephone number, including area
                   code         (713) 650-3700

Item 4.  Changes in Registrant's Certifying Accountant.

     On October 25, 1995, the Audit Committee of the Board of Directors of Sterling Chemicals, Inc. (the "Company") recommended and the Board of Directors of the Company approved the engagement of the firm of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors for the year ending September 30, 1996, to replace the firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"). This was reported in a Current Report on Form 8-K filed on November 1, 1995. The termination by the Company of the engagement of Coopers & Lybrand was effective upon the completion of the audit for the year ended September 30, 1995, and the filing of the Company's Annual Report on Form 10-K for such year. Such filing occured on December 18, 1995.

     During the fiscal years ended September 30, 1994 and 1995, and the subsequent interim period through December 18, 1995, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement.

     During the fiscal years ended September 30, 1994 and 1995, and the subsequent interim period through December 18, 1995, the Company has not been advised by Coopers & Lybrand of any of the reportable events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

     The audit reports of Coopers & Lybrand on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 1994 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph noting that the Company changed its method of accounting for income taxes effective October 1, 1993.

     At  the  request  of  the  Company, Coopers  &  Lybrand  has furnished  it  with  a letter, addressed to  the  Securities  and
Exchange Commission, stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of Coopers & Lybrand 's letter is attached as Exhibit 16 to this Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

           16.   Letter  from  Coopers  &  Lybrand  L.L.P.  dated
                  December 18, 1995.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 18, 1995    STERLING CHEMICALS, INC.



                            By:/s/ Jim P. Wise
                               Jim P. Wise
                               Vice President - Finance and
                               Chief Financial Officer

                          EXHIBIT INDEX
Exhibit
Number                   Description of Exhibit          Page

  16        Letter from Coopers & Lybrand L.L.P. dated
              December 18, 1995.                            5

                           EXHIBIT 16


December 18, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

We have read the statements made by Sterling Chemicals, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 18, 1995. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


Coopers & Lybrand L.L.P.